UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21629

SPECIAL VALUE EXPANSION FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE EXPANSION FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: SEPTEMBER 30, 2009

Date of reporting period: MARCH 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

Semi-Annual Shareholder Report

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
March 31, 2009

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Semi-Annual Shareholder Report

March 31, 2009

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary (Unaudited)

Inception (September 1, 2004) through March 31, 2009

Fund Returns v. Merrill Lynch US High Yield and S&P 500 Indices

	Return on Equity (1)						IRR (2)
	2004 *	2005	2006	2007	2008	2009 **	Inception-to-Date
Special Value Expansion Fund	1.5%	16.4%	17.7%	15.1%	-15.7%	-17.0%	1.1%

Merrill Lynch US High Yield Index	1.4%	6.7%	7.9%	7.7%	-11.6%	-12.5%	-0.8%

S&P 500 Index, Total Return	1.1%	12.3%	10.8%	16.4%	-21.8%	-30.5%	-4.9%

* Period from inception (September 1, 2004) through September 30, 2004
** Six months ended March 31, 2009

Past performance of Special Value Expansion Fund, LLC (the "Company") is not a guarantee of future performance. Company returns are net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees.

(1) Return on equity (net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis. Returns are reduced in earlier periods because organizational costs and other expenses are high relative to assets.

(2) Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays.  The IRR presented assumes a liquidation of the Company at net asset value as of the period end date.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

March 31, 2009

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Communications Equipment Manufacturing	12.4%
Telecom Wireline	12.2%
Plastics Product Manufacturing	11.2%
Data Processing, Hosting, and Related Services	9.9%
Other Electrical Equipment and Component Manufacturing	9.2%
Activities Related to Credit Intermediation	9.0%
Satellite Telecommunications	8.7%
Semiconductor and Other Electronic Component Manufacturing	2.3%
Alumina and Aluminum Production and Processing	1.8%
Industrial Machinery Manufacturing	1.6%
Computer and Peripheral Equipment Manufacturing	1.2%
Offices of Real Estate Agents and Brokers	1.2%
Management, Scientific, and Technical Consulting Services	0.8%
Gambling Industries	0.6%
Electric Power Generation, Transmission and Distribution	0.6%
Other Amusement and Recreation Industries	0.4%
Sporting Goods, Hobby, and Musical Instrument Stores	0.3%
Depository Credit Intermediation	0.2%
Radio and Television Broadcasting	0.1%
Home Furnishings Stores	0.1%
Basic Chemical Manufacturing	0.0%
Cash and Cash Equivalents	16.2%

Total	100.0%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

March 31, 2009

Assets
Investments, at fair value:
Unaffiliated issuers (cost $294,095,184)	$159,832,671
Affiliates (cost $101,503,816)	107,926,376
Total investments (cost $395,599,000)	267,759,047

Cash and cash equivalents	51,941,817
Accrued interest income:
Unaffiliated issuers	3,561,221
Affiliates	61,678
Other receivables	205,904
Unrealized appreciation on swaps	64,658
Prepaid expenses and other assets	8,371
Total assets	323,602,696

Liabilities
Credit facility payable (cost $84,000,000)	71,193,719
Payable for investments purchased	9,998,328
Interest payable	408,449
Management and advisory fees payable	233,825
Payable to affiliate	107,612
Accrued expenses and other liabilities	580,445
Total liabilities	82,522,378

Preferred stock
Series A and B, $50,000/share liquidation preference; unlimited shares authorized,
953 shares issued and outstanding	47,650,000
Accumulated dividends on Series A and B preferred shares	42,667
Series S, $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding	-
Series Z, $500/share liquidation preference; 500 shares authorized, 312 shares
issued and outstanding	156,000
Accumulated dividends on Series Z preferred shares	3,112
Total preferred stock	47,851,779

Net assets applicable to common shareholders	$193,228,539

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 546,750.239
shares issued and outstanding	$547
Paid-in capital in excess of par	295,354,714
Accumulated net investment income	6,625,100
Accumulated net realized gain	6,260,829
Accumulated net unrealized depreciation	(114,966,872)
Accumulated dividends to preferred shareholders	(45,779)
Net assets applicable to common shareholders	$193,228,539

Common stock, NAV per share	$353.41

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (50.16%)
Bank Debt (43.07%) (1)
Alumina and Aluminum Production and Processing (1.76%)
Revere Industries, LLC, 2nd Lien Term Loan, LIBOR + 14.5%, due 6/14/11
(Acquired 12/14/05, Amortized Cost $19,246,448) (4)	$19,246,448	$5,619,963	1.76%

Basic Chemical Manufacturing (0.02%)
Hawkeye Renewables, LLC, 2nd Lien Term Loan, Base Rate + 6.25%, due 6/30/13
(Acquired 7/18/06, Amortized Cost $1,157,270)	$1,186,944	66,469	0.02%

Communications Equipment Manufacturing (6.78%)
Dialogic Corporation, Senior Secured Notes, 15%, due 9/30/10
(Acquired 12/05/08, Amortized Cost $1,384,768)	$1,384,768	1,360,396	0.42%
Dialogic Corporation, Senior Secured Notes, LIBOR + 12%, due 9/30/10
(Acquired 9/28/06 and 10/5/07, Amortized Cost $10,356,083)	$10,385,757	9,716,395	3.04%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $13,502,260)	$14,364,106	10,600,710	3.32%
Total Communications Equipment Manufacturing		21,677,501

Computer and Peripheral Equipment Manufacturing (1.25%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 11/1/07, Amortized Cost $7,357,255)	$8,174,728	4,005,617	1.25%

Data Processing, Hosting, and Related Services (9.45%)
GXS Worldwide, Inc., 1st Lien Term Loan, Base Rate + 3%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $6,523,433) (2)	$6,656,564	5,125,554	1.60%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $16,115,893) (2)	$16,361,312	12,352,791	3.86%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $4,076,990)	$4,076,990	3,296,246	1.03%
Terremark Worldwide, Inc., 2nd Lien Term Loan,
LIBOR + 3.25% Cash + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $10,729,589)	$10,788,869	9,459,140	2.96%
Total Data Processing, Hosting, and Related Services		30,233,731

Electric Power Generation, Transmission and Distribution (0.04%)
La Paloma Generating Company, Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Amortized Cost $1,227,816) (4)	$13,943,926	118,376	0.04%

Management, Scientific, and Technical Consulting Services (0.84%)
Booz Allen Hamilton Mezzanine Loan, 13%, due 7/31/16
(Acquired 8/1/08, Amortized cost $3,051,740)	$3,082,566	2,685,686	0.84%

Other Electrical Equipment and Component Manufacturing (1.18%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan,
LIBOR + 4.5%, due 12/31/12
(Acquired 12/31/07, Amortized Cost $2,340,542) (2), (3)	$2,340,542	2,100,636	0.66%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13
(Acquired 12/31/07, Amortized Cost $2,077,151) (2), (3)	$2,077,151	1,668,991	0.52%
Total Other Electrical Equipment and Component Manufacturing		3,769,627

Offices of Real Estate Agents and Brokers (0.84%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07 and 7/13/07, Cost $7,480,000)	$10,000,000	2,700,000	0.84%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Plastics Product Manufacturing (3.22%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 5/31/10
(Acquired 12/27/07 and 1/3/08, Amortized Cost $7,988,983) (2), (3)	$7,989,222	$7,030,515	2.20%
WinCup Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10
(Acquired 9/18/08, Amortized Cost $3,216,177) (2), (3)	$3,216,177	3,248,339	1.02%
Total Plastics Product Manufacturing		10,278,854

Radio and Television Broadcasting (0.09%)
High Plains Broadcasting Operating Company, Term Loan, Base Rate + 4%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $130,589)	$143,505	57,043	0.02%
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $493,608)	$542,426	215,614	0.07%
Total Radio and Television Broadcasting		272,657

Satellite Telecommunications (7.25%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan,
LIBOR + 4% Cash + 2.5% PIK, due 12/31/09
(Acquired 6/6/06, Amortized Cost $11,646,060) (2)	$11,665,012	11,081,761	3.47%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan,
LIBOR + 8.5% Cash + 7.25% PIK, due 8/15/11
(Acquired 8/16/06, Amortized Cost $13,118,447) (2)	$13,507,306	12,079,584	3.78%
Total Satellite Telecommunications		23,161,345

Semiconductor and Other Electronic Component Manufacturing (2.28%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 10.75%, due 12/18/12
(Acquired 7/12/07 and 11/19/07, Amortized Cost $2,783,013)	$2,913,438	1,981,138	0.62%
Isola USA Corporation, 2nd Lien Term Loan, LIBOR + 14.25%, due 12/18/13
(Acquired 12/21/06, 4/16/07 and 5/22/07, Amortized Cost $14,661,398)	$15,133,531	5,296,736	1.66%
Total Semiconductor and Other Electronic Component Manufacturing		7,277,874

Telecom Wireline (8.07%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan,
Base Rate + 6.25%, due 12/31/12
(Acquired 4/24/08, Amortized Cost $508,983)	$651,330	193,771	0.06%
Global Crossing Limited, Tranche B Term Loan, LIBOR + 6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $6,098,676)	$6,098,676	3,171,311	0.99%
Hawaiian Telcom Communications, Inc., Revolver, LIBOR + 2.25%, due 4/30/12
(Acquired 5/9/08 and 5/16/08, Cost $1,024,641)	$1,320,025	591,225	0.18%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 7/31/06, Amortized Cost $12,595,236)	$13,120,038	5,423,496	1.70%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $18,354,775)	$18,354,775	3,267,150	1.02%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $7,940,943)	$8,165,494	5,009,531	1.57%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $8,892,017)	$8,892,017	7,238,102	2.26%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%,
due 2/16/17
(Acquired 8/29/07, Amortized Cost $1,529,010) - (Netherlands) (6)	€1,113,961	921,761	0.29%
Total Telecom Wireline		25,816,347

Total Bank Debt (Cost $217,609,794)		137,684,047

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Other Corporate Debt Securities (7.09%)
Gambling Industries (0.62%)
Harrah's Operating Company Inc., Senior Notes, 10.75%, due 2/1/16	$9,250,000	$1,757,500	0.55%
Harrah's Operating Company Inc., Senior Notes, 5.375%, due 12/15/13	$1,418,000	228,255	0.07%
Total Gambling Industries		1,985,755

Home Furnishings Stores (0.06%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$2,782,000	194,879	0.06%

Industrial Machinery Manufacturing (1.51%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $4,879,498) (7)	$5,632,000	4,809,728	1.51%

Offices of Real Estate Agents and Brokers (0.33%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$3,556,000	587,273	0.18%
Realogy Corporation, Senior Notes, 10.5%, due 4/15/14	$1,707,000	478,643	0.15%
Total Offices of Real Estate Agents and Brokers		1,065,916

Other Amusement and Recreation Industries (0.44%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/1/07, Amortized Cost $13,264,682) (4), (7)	$12,989,333	1,415,837	0.44%

Plastics Product Manufacturing (0.44%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09 (4)	$7,424,000	523,763	0.16%
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 4/4/06, Amortized Cost $6,811,237) (4), (7)	$6,973,000	890,173	0.28%
Total Plastics Product Manufacturing		1,413,936

Sporting Goods, Hobby, and Musical Instrument Stores (0.25%)
Michaels Stores, Inc., Senior Unsecured Notes, 10%, due 11/1/14	$1,703,000	810,526	0.25%

Telecom Wireline (3.44%)
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK,
due 8/16/17
(Acquired 8/29/07, Amortized Cost $15,167,909) - (Netherlands) (6), (7)	€10,973,724	10,985,109	3.44%

Total Other Corporate Debt Securities (Cost $62,538,157)		22,681,686

Total Debt Investments (Cost $280,147,951)		160,365,733

Equity Securities (33.59%)
Activities Related to Credit Intermediation (8.95%)
Online Resources Corporation, Series A-1 Convertible Preferred Stock
(Acquired 7/3/06, Cost $22,255,193) (2), (3), (4), (7), (9)	22,255,193	26,306,380	8.23%
Online Resources Corporation, Common Stock (3), (4), (5), (9)	549,555	2,313,626	0.72%
Total Activities Related to Credit Intermediation		28,620,006

Basic Chemical Manufacturing (0.00%)
THL Hawkeye Equity Investors, LP Interest
(Acquired 7/25/06, Cost $2,255,196) (4), (7)	2,373,887	-	-

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Communications Equipment Manufacturing (5.65%)
Dialogic Corporation, Class A Convertible Preferred Stock
(Acquired 9/28/06, Cost $2,967,357) (4), (7)	3,037,033	$2,642,219	0.82%
Gores I SF Luxembourg S.àr.1. Ordinary Shares
(Acquired 12/31/08, Cost $115,735) (3), (4), (6), (7), (9)	116,474	154,328	0.05%
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates
(Acquired 12/31/08, Cost $11,457,757) (3), (6), (7), (9)	11,530,912	15,278,458	4.78%
Total Communications Equipment Manufacturing		18,075,005

Data Processing, Hosting, and Related Services (0.43%)
GXS Holdings, Inc., Common Stock
(Acquired 3/28/08, Cost $681,620) (4), (7), (8)	708,885	1,332,704	0.41%
GXS Holdings, Inc., Series A Preferred Stock
(Acquired 3/28/08, Cost $27,265) (4), (7), (8)	28,335	53,308	0.02%
Total Data Processing, Hosting, and Related Services		1,386,012

Depository Credit Intermediation (0.23%)
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $4,151,971) (4), (7)	4,151,971	739,130	0.23%

Electric Power Generation, Transmission and Distribution (0.52%)
Mach Gen, LLC, Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05, 12/19/05 and 11/12/08, Cost $4,628,644) (4), (7)	9,740	1,400,612	0.44%
Mach Gen, LLC, Warrants to purchase Warrant Units
(Acquired 8/17/05, 11/9/05, 12/14/05, 12/19/05 and 11/12/08, Cost $808,945) (4), (7)	3,929	255,385	0.08%
Total Electric Power Generation, Transmission and Distribution		1,655,997

Industrial Machinery Manufacturing (0.05%)
GSI Group, Inc., Common Stock
(Acquired 8/20/08, Cost $822,739) (4), (7)	157,119	149,263	0.05%

Other Electrical Equipment and Component Manufacturing (8.06%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $16,009,993) (2), (3), (4), (7), (9), (10)	854,400	25,755,888	8.06%

Plastics Product Manufacturing (7.53%)
Pliant Corporation, Common Stock
(Acquired 07/19/06, Cost $91) (4), (7), (11)	217	-	-
Pliant Corporation, 13% PIK, Preferred Stock (4)	2,870	-	-
Radnor Holdings, Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $7,163,929) (4), (7)	7,874,163	-	-
Radnor Holdings, Common Stock
(Acquired 7/31/06, Cost $60,966) (4), (7)	30	-	-
Radnor Holdings, Non-Voting Common Stock
(Acquired 7/31/06, Cost $628,814) (4), (7)	305	-	-
Radnor Holdings, Warrants for Common Stock
(Acquired 10/27/05, Cost $594) (4), (7)	1	-	-
Radnor Holdings, Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $594) (4), (7)	1	-	-
WinCup, Inc., Common Stock
(Acquired 11/29/06, Cost $31,020,365) (2), (3), (4), (7), (9)	31,020,365	24,069,215	7.53%
Total Plastics Product Manufacturing		24,069,215

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Equity Securities (continued)
Satellite Telecommunications (1.47%)
WildBlue Communications, Inc., Warrants to Purchase Common Stock
(Acquired 8/16/08, Cost $508,737) (2), (4), (7)	39,225	$4,710,923	1.47%

Semiconductor and Other Electronic Component Manufacturing (0.05%)
TPG Hattrick Holdco, LLC, Common Units
(Acquired 4/21/06, Cost $1,630,062) (4), (7)	969,092	148,368	0.05%

Telecom Wireline (0.65%)
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/30/07, Cost $2,439,543) - (Cayman Islands) (4), (6), (7)	1,779,000	2,083,507	0.65%

Total Equity Securities (Cost $115,451,049)		107,393,314

Total Investments (Cost $395,599,000) (12)		267,759,047

Cash and Cash Equivalents (16.25%)
Wells Fargo, Overnight Repurchase Agreement, 0.12%,
Collateralized by Discount Notes of FHLB, Freddie Mac, and FFCB,
US Treasury Bills, and US Treasury Strips	$5,000,000	5,000,000	1.57%
Toyota Motor Credit Corporation, Commercial Paper, 0.18%, due 4/1/09	$12,000,000	12,000,000	3.76%
Wells Fargo, Commercial Paper, 0.25%, due 4/1/09	$2,500,000	2,500,000	0.78%
Wells Fargo, Commercial Paper, 0.12%, due 4/28/09	$7,000,000	6,999,370	2.19%
Union Bank of California, Commercial Paper, 0.65%, due 6/1/09	$8,000,000	7,991,189	2.50%
US Treasury Bill, due 5/14/09	$10,000,000	9,998,328	3.13%
Cash Denominated in Foreign Currencies (Cost $267,912)	€203,813	270,052	0.08%
Cash Held on Account at Various Institutions	$7,182,878	7,182,878	2.25%
Total Cash and Cash Equivalents		51,941,817

Total Cash and Investments		$319,700,864	100.00%

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Priced by an independent third party pricing service.

(3)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(4)	Non-income producing security.

(5)	Priced at NASDAQ closing price.

(6)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(7)	Restricted security.

(8)	Priced by the investment manager.

(9)	Investment is not a controlling position.

(10)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2009

Notes to Statement of Investments (continued)

(11)	The Company may demand registration of the shares as part of a majority (by interest) of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

(12)	Includes investments with an aggregate fair value of $12,061,380 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $28,496,204 and $84,572,708, respectively.
Aggregate purchases include investment assets received as payment in kind.  Aggregate sales include principal paydowns on debt investments.

The total value of restricted securities and bank debt as of March 31, 2009 was $260,864,582 or 81.60% of total cash and investments of the Company.

Swaps at March 31, 2009 were as follows:

		Fair
Instrument	Notional Amount	Value

Euro/US Dollar Cross Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12	$8,747,398	$64,658

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Six Months Ended March 31, 2009

Investment income
Interest income:
Unaffiliated issuers	$10,511,085
Affiliates	1,431,145
Dividend income:
Unaffiliated issuers	26,781
Affiliates	3,809
Other income	106,647
Total investment income	12,079,467

Operating expenses
Management and advisory fees	1,601,475
Interest expense	1,264,004
Amortization of deferred debt issuance costs	1,225,702
Legal fees, professional fees and due diligence expenses	433,246
Commitment fees	315,350
Credit enhancement fees	225,215
Director fees	89,500
Custody fees	50,000
Insurance expense	38,207
Other operating expenses	632,618
Total expenses	5,875,317

Net investment income	6,204,150

Net realized and unrealized loss
Net realized gain (loss) from:
Investments in unaffiliated issuers	(11,059,664)
Foreign currency transactions	208,487
Net realized loss	(10,851,177)

Net change in net unrealized appreciation/depreciation on:
Investments	(62,720,084)
Foreign currency	(6,912)
Net change in unrealized appreciation/depreciation	(62,726,996)

Net realized and unrealized loss	(73,578,173)

Gain on retirement of Series A and B preferred shares	29,054,250

Distributions to preferred shareholders	(1,487,493)
Net change in reserve for distributions to preferred shareholders	227,288

Net decrease in net assets applicable to common shareholders
resulting from operations	$(39,579,978)

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Six Months
	Ended
	March 31, 2009	Year Ended
	(Unaudited)	September 30, 2008

Total common shareholder committed capital	$300,000,000	$300,000,000

Net assets applicable to common shareholders, beginning of period	$232,808,517	$313,129,203

Net investment income	6,204,150	44,620,560
Net realized loss on investments and foreign currency	(10,851,177)	(12,070,288)
Net change in unrealized appreciation/depreciation on investments
and foreign currency	(62,726,996)	(73,780,590)
Gain on retirement of Series A and B preferred shares	29,054,250	-
Distributions to preferred shareholders from net investment income	(1,487,493)	(6,318,235)
Net change in reserve for distributions to preferred shareholders	227,288	227,867
Net decrease in net assets applicable to common shareholders
resulting from operations	(39,579,978)	(47,320,686)

Distributions to common shareholders from:
Net investment income	-	(33,000,000)
Total distributions to common shareholders	-	(33,000,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $6,625,100 and $1,908,443,
respectively)	$193,228,539	$232,808,517

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Six Months Ended March 31, 2009

Operating activities
Net decrease in net assets applicable to common shareholders
resulting from operations	$(39,579,978)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss on investments and foreign currency	10,851,177
Net change in unrealized depreciation on investments	62,720,084
Gain on retirement of Series A and B preferred shares	(29,054,250)
Distributions paid to preferred shareholders	1,487,493
Decrease in reserve for distributions to preferred shareholders	(227,288)
Accretion of original issue discount	(74,006)
Net amortization of market discount/premium	10,700
Income from paid in-kind capitalization	(3,575,051)
Amortization of deferred debt issuance costs	1,225,702
Changes in assets and liabilities:
Purchases of investments	(24,921,153)
Proceeds from sales, maturities and paydowns of investments	84,572,708
Decrease in accrued interest income - unaffiliated issuers	1,971,867
Decrease in accrued interest income - affiliates	5,869
Decrease in receivable for investments sold	5,142,945
Decrease in other receivables	467,964
Decrease in prepaid expenses and other assets	39,423
Increase in payable for investments purchased	9,491,641
Decrease in management and advisory fees payable	(66,175)
Increase in interest payable	370,720
Increase in payable to affiliate	58,184
Decrease in accrued expenses and other liabilities	(403,420)
Net cash provided by operating activities	80,515,156

Financing activities
Repurchase of Series A and B preferred shares	(23,295,750)
Proceeds from draws on credit facility	81,000,000
Principal repayments on credit facility	(110,000,000)
Distributions paid to preferred shareholders	(1,487,493)
Net cash used in financing activities	(53,783,243)

Net increase in cash and cash equivalents	26,731,913
Cash and cash equivalents at beginning of period	25,209,904
Cash and cash equivalents at end of period	$51,941,817

Supplemental cash flow information
Interest payments	$893,284

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

March 31, 2009

1.  Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004.  Investment operations commenced and initial funding was received on September 1, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.  GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. The Company, TCP and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of three persons, two of whom are independent.  If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors.  The remaining Director of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

As of March 31, 2009, total maximum capitalization of the Company was approximately $467.8 million, consisting of $300 million of committed common equity, approximately $47.7 million of Series A and B preferred shares (“APS”), $120 million under a senior secured revolving credit facility (the “Senior Facility”), $156,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7).  The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of these investments are included in the collateral for the Senior Facility.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

1.  Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer.  Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility.  The cost of the surety polices is 0.11% for unutilized portions of the APS and the Senior Facility, and 0.24% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.  However, the Company’s operating agreement prohibits the liquidation of the Company prior to September 1, 2014 if the APS are not redeemed in full prior to such liquidation.

Series A and B Preferred Capital

At March 31, 2009, the Company had 953 shares of APS issued and outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).  The APS are redeemable at the option of the Company, subject to certain limitations.  Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option.  Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act.  As of March 31, 2009, the Company was in full compliance with such requirements. During the fourth calendar quarter of 2008, the Company repurchased and retired 1,047 shares of APS. A gain of approximately $29 million on the retirement of these shares is reflected in the Statement of Operations.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of March 31, 2009, the results of its operations and cash flows for the six months then ended, and the changes in net assets for the six months then ended and for the year ended September 30, 2008.  The following is a summary of the significant accounting policies of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the APS. Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers.  At March 31, 2009, all but 1.5% of the investments of the Company were valued based on prices from a recognized exchange or market quotation system, a nationally recognized pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange or market quotation system nor priced by broker-dealers or a pricing service (“Unquoted Investments”) are valued by one or more third-party valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors, with such fair valuations subject to their approval.  Fair value is generally defined as the amount for which an investment could be sold in an orderly disposition over a reasonable time.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Special Value Expansion Fund, LLC
 (A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

On October 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which defines fair value, expands disclosures about fair value measurements, and establishes a hierarchy that prioritizes the inputs used to measure fair value. The adoption of FAS 157 did not have a material impact on the Company’s financial statements. The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  At March 31, 2009, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$2,462,889
2	Other observable market inputs*	35,199,976
3	Independent third-party pricing sources that employ significant unobservable inputs	226,137,416
3	Internal valuations with significant unobservable inputs	3,958,766

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the six months ended March 31, 2009 were as follows:

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$291,855,636	$6,434,678
Net realized and unrealized gains (losses)	(39,668,927)	(7,660,945)
Net acquisitions and dispositions	(22,978,537)	(10,700)
Net transfers into (out of) category	(3,070,756)	5,195,733
Ending balance	$226,137,416	$3,958,766

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(41,691,637)	$(7,660,945)

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Special Value Expansion Fund, LLC
 (A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.  For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy thatits custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Restricted Investments

The Company may invest in instruments that are subject to legal or contractual restrictions on resale.  These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered.  Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult.  Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies.  At March 31, 2009, the Company had foreign currency denominated investments with an aggregate market value of approximately 9.2% of the Company’s total investments.  Such positions were converted at the closing rate in effect at March 31, 2009 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  As such, foreign investment positions and transactions are susceptible to foreign currency as well as overall market risk.  Accordingly, potential unrealized gains and losses from foreign investment transactions may be affected by fluctuations in foreign exchange rates.   Such fluctuations are included in the net realized and unrealized gain or loss from investments.  Net unrealized foreign currency appreciation of $424,891 was included in net unrealized depreciation on investments at March 31, 2009.

Special Value Expansion Fund, LLC
 (A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Securities and bank debt of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments.  Moreover, securities and bank debt of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain forward contracts and swap transactions.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

The Company had no forward contracts outstanding at March 31, 2009.  Valuations of swap transactions at March 31, 2009 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$64,658

Debt Issuance Costs

Costs of $2.4 million were incurred in connection with placing the Company’s Senior Facility.  These costs were deferred and were being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method was not material to the Company’s operations.  On October 1, 2008, in accordance with the Company’s adoption of FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, all remaining debt issuance costs were written off.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets asa whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt investment to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. TheCompany considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt investments and notes for which, because of the credit risks associated with high yield and distressed debt investments, income recognition must be carefully considered and constantly evaluated for collectibility.

Special Value Expansion Fund, LLC
 (A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.  A reclassification entry is recorded upon disposition to reflect purchase discounts on all realized investments.  For income tax purposes, the economic gain resulting from the sale of debt investments purchased at a discount is allocated between interest income and realized gains.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes.  Accordingly, no provision for income taxes is required in thefinancial statements. As of March 31, 2009, all tax years beginning October 1, 2004 remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations.  Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Special Value Expansion Fund, LLC
 (A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at March 31, 2009 were as follows:

Unrealized appreciation	$31,424,825
Unrealized depreciation	(159,200,120)
Net unrealized depreciation	$(127,775,295)

Cost of investments	$395,599,000

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period.  Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Recently Issued Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. The adoption of FAS 161 is not expected to have a material impact on the Company’s financial statements.

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulativedistributions to common shareholders in an amount equal to a 12% annual weighted-average return on common shareholders’ undistributed contributed equity, and a subsequent catch-up payment to the Investment Manager until cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees).  Performance fees are accrued based on cumulative net income or loss and realized and unrealized gains or losses in a manner consistent with that used to determine performance fee payments as specified above.  A liability for any accrued but unpaid performance fees is reflected in the Statement of Assets and Liabilities.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

3.  Distributions and Performance Fees (continued)

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually.  As of March 31, 2009, the Company had distributed $115,960,000 to common shareholders since inception.

The APS dividend rates were determined by auction at periodic intervals until regular auctions ceased in September of 2008.  Following the cessation of regular auctions, rates are determined as specified under such circumstances in the Statement of Preferences for the APS.  APS rates averaged 4.51% for the six months ended March 31, 2009.

The Series Z share dividend rate is fixed at 8% per annum.

4.  Management Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 0.60% of the sum of the total common shareholder commitments and the APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital for the three months ended December 31, 2008 was $600 million, consisting of $300 million of capital committed by investors to purchase the Company’s common shares, $100 million of APS and $200 million of debt commitments. In connection with the reduction in the size of the Company’s credit facility and the retirement of certain of the APS, the Investment Manager reduced its management fee to 0.60% of the reduced capital structure effective January 1, 2009.  In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Company.

Special Value Expansion Fund, LLC
 (A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

5.  Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders which provides for a senior secured revolving credit facility (“Senior Facility”).  Total available credit under the Senior Facility, subject to certain collateral requirements, was $120 million at March 31, 2009, and will be reduced periodically until the maturity of the Senior Facility on June 5, 2012. Advances under the Senior Facility bear interest at either LIBOR plus 0.43% per annum or the lenders’ cost of funds plus 0.43% per annum, not to exceed LIBOR plus 0.63% per annum. Beginning December 10, 2008, advances accrue an additional fee of 1.82% per annum. The weighted average interest rate, including the additional fee, on outstanding borrowings at March 31, 2009 was 2.72%. The Company also incurs commitment fees at a rate of 0.30% per annum on the undrawn portion of the Senior Facility, or $1,325 per day when the outstanding borrowings are less than $90,000,000.

On October 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“FAS 159”), by irrevocably determining to record its credit facility at fair value in order to more accurately reflect the impact of the current market environment on the Company’s balance sheet as a whole.  The fair value of the Senior Facility at March 31, 2009, as reflected in the Company’s statement of assets and liabilities, includes a gain of approximately $12.8 million.  In connection with the adoption of FAS 159, the Company wrote off its remaining deferred debt issuance costs of approximately $1.2 million on October 1, 2008.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian.  These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations.  Management does not anticipate any material losses from counterparties with whom it conducts business.

Special Value Expansion Fund, LLC
 (A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $2 million. These instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guaranty certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $1.5 million.  This amount was increased to approximately $3 million in November of 2008.  The guaranty may be terminated by the Company at any time subject to certain conditions.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

7.  Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 312 Series Z preferred shares authorized, issued and outstanding as of March 31, 2009.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized butunissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations.  The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 312 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference.  The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation and vote with the APS as a single class.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Expansion Fund, LLC
 (A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

8.  Financial Highlights

	Six Months
	Ended					Period from
	March 31,					September 1 to
	2009	Year Ended September 30,				September 30,
	(Unaudited)	2008	2007	2006	2005	2004

Per Common Share(1)
Net asset value, beginning of period	$425.80	$572.71	$574.80	$550.96	$509.44	$499.43

Investment operations:
Net investment income (loss)	11.35	81.61	42.84	50.20	8.43	(2.65)
Net realized and unrealized gain (loss)	(134.57)	(157.02)	50.99	54.11	79.06	14.52
Gain on retirement of Series A and B preferred shares	53.14	-	-	-	-	-
Distributions to preferred shareholders from:
Net investment income	(2.72)	(11.56)	(3.26)	(7.23)	(2.92)	-
Realized gains	-	-	(6.39)	(1.71)	(1.34)	-
Net change in reserve for distributions to
preferred shareholders	0.41	0.42	(0.52)	(0.56)	(1.16)	(1.86)
Total from investment operations	(72.39)	(86.55)	83.66	94.81	82.07	10.01

Distributions to common shareholders from:
Net investment income	-	(60.36)	(27.17)	(55.75)	(22.71)	-
Net realized gains on investments	-	-	(53.26)	(15.22)	(10.41)	-
Returns of capital	-	-	(5.32)	-	-	-
Total distributions to common shareholders	-	(60.36)	(85.75)	(70.97)	(33.12)	-

Decrease in net assets from equity placement and
offering costs charged to paid-in-capital	-	-	-	-	(7.43)	-
Net asset value, end of period	$353.41	$425.80	$572.71	$574.80	$550.96	$509.44

Return on invested assets (2), (3)	(20.4)%	(7.1)%	16.1%	20.2%	28.3%	9.1%

Gross return to common shareholders (2)	(17.0)%	(16.4)%	19.1%	22.5%	20.2%	1.9%
Performance fees / fee adjustment (2)	-	0.7%	(4.0)%	(4.8)%	(3.8)%	(0.4)%
Return to common shareholders (2), (4)	(17.0)%	(15.7)%	15.1%	17.7%	16.4%	1.5%

Ratios and Supplemental Data
Ending net assets applicable to common
shareholders	$193,228,539	$232,808,517	$313,129,203	$314,270,127	$138,820,731	$90,820,626
Net investment income (loss) / average
common equity (5)	5.8%	16.4%	7.3%	9.2%	1.4%	(8.1)%

Total expenses / average common equity (5)
Operating expenses	5.5%	4.3%	4.6%	4.4%	5.8%	9.1%
Performance fees	-	(0.9)%	3.6%	3.9%	3.8%	0.4%
Total expenses / average common equity	5.5%	3.4%	8.2%	8.3%	9.6%	9.5%

Portfolio turnover rate (2)	9.0%	34.6%	50.3%	27.4%	13.7%	1.2%
Weighted-average debt outstanding	$77,321,429	$127,017,760	$141,498,630	$64,024,658	$9,479,452	$-
Weighted-average interest rate	3.3%	4.2%	5.9%	5.3%	3.4%	n/a
Weighted-average number of shares	546,750	546,750	546,750	392,502	202,102	120,000
Average debt per share	$141.42	$232.31	$258.80	$163.12	$46.90	$-

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

8.  Financial Highlights (continued)

Annualized Inception-to-Date Performance Data as of March 31, 2009
Return on common equity (4)	2.5%
Return on invested assets (3)	8.4%
Internal rate of return (6)	1.1%

Notes to Financial Highlights:

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Not annualized for periods of less than one year.

(3)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(4)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(5)
Annualized for periods of less than one year, except for performance fees. These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company was ramping up.

(6)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Six Months Ended March 31, 2009

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EaglePicher Holdings, Inc., Common Stock	$26,559,024	$-	$-	$25,755,888
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	2,269,275	-	(11,850)	2,100,636
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	2,033,184		-	1,668,991
Gores I SF Luxembourg S.àr.1. Ordinary Shares	-	115,735	-	154,328
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates	-	11,457,757	-	15,278,458
Online Resources Corporation, Series A-1 Convertible Preferred Stock	24,091,246	-	-	26,306,380
Online Resources Corporation, Common Stock	4,270,042	-	-	2,313,626
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10.0% PIK, due 5/31/10	6,537,889	387,025	-	7,030,515
WinCup, Inc., Common Stock	16,795,305	-	-	24,069,215
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10	3,011,870	248,818	-	3,248,339

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

ITEM 2.	CODE OF ETHICS.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included in Semiannual Shareholder Report in Item 1.

ITEM 7.          DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 8.          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 9.          PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)           The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)           None.

ITEM 12.	EXHIBITS.

(a)           (1)           Not applicable for filing of Semiannual Reports to Shareholders.

(a)           (2)           Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)           (3)           Not applicable.

(b)           Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Expansion Fund, LLC

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: June 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: June 9, 2009

By:	/s/ Paul L. Davis
Name: Paul L. Davis
Title: Chief Financial Officer
Date: June 9, 2009